UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


               Date of Earliest Event Reported: September 17, 2003

                       Date of Report: September 17, 2003



                            Ferrellgas Partners, L.P.
                        Ferrellgas Partners Finance Corp.
                                Ferrellgas, L.P.
                            Ferrellgas Finance Corp.
                 -----------------------------------------------

           (Exact name of registrants as specified in their charters)



           Delaware                001-11331                43-1698480
           Delaware                333-06693                43-1742520
           Delaware                000-50182                43-1698481
           Delaware                000-50183                14-1866671
        --------------          ---------------          ----------------
       (States or other         Commission file          (I.R.S. Employer
       jurisdictions of             numbers            Identification Nos.)
       incorporation or
        organization)





                   One Liberty Plaza, Liberty, Missouri 64068


               (Address of principal executive offices) (Zip Code)


       Registrants' telephone number, including area code: (816) 792-1600

ITEM 9.  REGULATION FD DISCLOSURE

     On Thursday, September 25, 2003, Ferrellgas Partners, L.P. will report earnings for the fourth quarter and fiscal year ended July 31, 2003. James E. Ferrell, Chairman, President and Chief Executive Officer, will conduct a live
teleconference             on            the             Internet             at
http://www.firstcallevents.com/service/ajwz388560306gf12.html. The live webcast of the teleconference will begin at 3:00 p.m. Eastern Time.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           FERRELLGAS PARTNERS, L.P.

                                           By Ferrellgas, Inc. (General Partner)


Date: September 17, 2003                   By /s/ Kevin T. Kelly
                                           -------------------------------------
                                              Kevin T. Kelly
                                              Senior Vice President and
                                              Chief Financial Officer (Principal
                                              Financial and Accounting Officer)





                                           FERRELLGAS PARTNERS FINANCE CORP.


Date: September 17, 2003                   By /s/ Kevin T. Kelly
                                           -------------------------------------
                                              Kevin T. Kelly
                                              Senior Vice President and
                                              Chief Financial Officer (Principal
                                              Financial and Accounting Officer)





                                           FERRELLGAS, L.P.

                                           By Ferrellgas, Inc. (General Partner)


Date: September 17, 2003                   By /s/ Kevin T. Kelly
                                           -------------------------------------
                                              Kevin T. Kelly
                                              Senior Vice President and
                                              Chief Financial Officer (Principal
                                              Financial and Accounting Officer)





                                           FERRELLGAS FINANCE CORP.


Date: September 17, 2003                   By /s/ Kevin T. Kelly
                                           -------------------------------------
                                              Kevin T. Kelly
                                              Senior Vice President and
                                              Chief Financial Officer (Principal
                                              Financial and Accounting Officer)